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SOUNDprints

                                             March 3, 1999

Futech Interactive Products, Inc.
2999 N. 44th Street, Suite 225
Phoenix, AZ  85018
Attn:  Mr. Vincent W. Goett, Chairman and Chief Executive Officer

Dear Sirs:

In consideration of the mutual covenants and agreements herein contained, set forth below are additional terms (which are an integral part of the Agreement and Plan of Merger between us) with regard to the timetable for financing the merger and Futech's assistance with Trudy's working capital needs in the event of a delay in the closing of the merger.

The proxy solicitation materials and Registration Statement prepared for use in connection with Trudy's meeting of shareholders will be filed as promptly as practical with the SEC, which filing will not be later than April 13, 1999. Futech shall retain and compensate counsel of its own choosing to prepare the proxy solicitation materials and Registration Statement and ancillary materials, subject to the review of Trudy counsel, compensation for which will be pre-agreed. After review and comments, if any, by the SEC, Trudy and Futech shall use their best efforts to cause the Registration Statement to be effective and the proxy materials to be mailed not later than May 10, 1999.

If the Effective Date of the Merger has not occurred by June 1, 1999, Futech will assist in providing the working capital needs of Trudy, if needed, to maintain sales momentum until the closing and assure that it is not in default under any of its loan agreements, including its borrowings from First Union.

Please confirm your agreement by signing two copies of this letter and returning an executed original to us.

                                   Very truly yours,

                                   TRUDY CORPORATION


                                   By:  /s/ WILLIAM W. BURNHAM
                                        ----------------------------------------
                                            William W. Burnham
                                            Chairman and Chief Executive Officer


AGREED TO:

FUTECH INTERACTIVE PRODUCTS, INC.

By:  /s/ VINCENT W. GOETT
     ----------------------------------------
         Vincent W. Goett
         Chairman and Chief Executive Officer

                                                                  A DIVISION OF
SOUNDPRINTS                                                    TRUDY CORPORATION
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